                                 EXHIBIT 99.2



                            STOCK OPTION AGREEMENT



                                    between



                                XL CAPITAL LTD

                                      and

                                 NAC RE CORP.






                               February 15, 1999
























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  THE TRANSFER OF THIS AGREEMENT IS SUBJECT TO CERTAIN RESTRICTIONS CONTAINED
    HEREIN AND TO RESALE RESTRICTIONS UNDER THE SECURITIES ACT OF 1933, AS
                                    AMENDED


                            STOCK OPTION AGREEMENT
                           -----------------------


                 STOCK OPTION AGREEMENT, dated as of February 15, 1999 (the "Agreement"), by and between NAC Re Corp., a Delaware corporation ("Issuer"), and XL Capital Ltd, a limited liability company organized and incorporated under the laws of the Cayman Islands ("Grantee").

                                   RECITALS

                 1. The Merger Agreement. Grantee, Issuer and Dasher Acquisition Corp., a Delaware corporation ("Sub") are concurrently herewith entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), among Issuer, Grantee and Sub, providing for, among other things, the merger of Sub with and into Issuer, with Issuer being the surviving corporation.

                 2. Condition to Merger Agreement. As a condition and inducement to Grantee's and Sub's execution of the Merger Agreement, Grantee and Sub have required that Issuer agree, and Issuer has agreed, to grant Grantee the Option (as hereinafter defined).

                 NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, Issuer and Grantee agree as follows:

                 a. Defined Terms. Capitalized terms which are used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

                 b. Grant of Option. Subject to the terms and conditions set forth herein, Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase up to 1,860,215 shares (as adjusted as set forth herein, the "Option Shares") of common stock, par value $0.10 per share, of Issuer ("Issuer Common Stock"), at a purchase price per Option Share (as adjusted as set forth herein, the "Purchase Price") equal to $45.3125; provided that in no event shall the number of Option Shares for which this Option is exercisable exceed 10.1% of the issued and outstanding shares of

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Issuer Common Stock.  Each Option Share issued upon exercise of the Option shall be accompanied by the applicable number of Company Rights as provided in the Company Rights Agreement.

                 c.  Exercise of Option.
                     -------------------

                 i. Holder may exercise the Option, in whole or in part, at any time and from time to time following the occurrence of a Purchase Event (as hereinafter defined); provided that the Option shall terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time, (b) termination of the Merger Agreement in accordance with the terms thereof prior to the occurrence of a Purchase Event (as hereinafter defined) or (c) the later of a) February 15, 2000 and b) 6 months after a termination of the Merger Agreement following the occurrence of a Purchase Event; and provided, further that any purchase of shares upon exercise of the Option shall be subject to compliance with applicable law. Notwithstanding the termination of the Option, Grantee or Holder, as the case may be, shall be entitled to purchase those Option Shares with respect to which it has exercised the Option in accordance with the terms of this Agreement prior to the termination of the Option. The term "Holder" shall mean the holder or holders of the Option from time to time, which initially is Grantee. The termination of the Option shall not affect any rights hereunder which by their terms extend beyond the date of such termination.

                 ii. As used herein, a "Purchase Event" means any of the following events:

                     (1) without Grantee's prior written consent, Issuer shall have authorized, recommended, publicly proposed or publicly disclosed an intention to authorize, recommend or propose, or entered into one or more agreements with any person (other than Grantee or any subsidiary of Grantee) to effect, or effected, in a single transaction or a series of related transactions, any Transaction Proposal; or

                     (2) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of or the right to acquire beneficial ownership of, or any "group" (as such term is defined in Section 13(d)(3) of the Exchange Act), other than a group of which Grantee or any subsidiary of Grantee is a member, shall have been formed which beneficially owns or has the right to acquire beneficial ownership of 10% or more of the voting power of Issuer or any of its Subsidiaries; or



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                     (3)  any person (other than Grantee or any subsidiary of
         Grantee) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act), or shall have filed a registration statement under the Securities Act with respect to, a tender offer or exchange offer to purchase any shares of Issuer Common Stock such that, upon consummation of such offer, such person would own or control 10% or more of the then outstanding shares of Issuer Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively); or

                     (4) the Company Stockholder Approval shall not have been received at a duly held meeting of stockholders or at any adjournment thereof, or the Stockholders Meeting shall not have been held or shall have been canceled prior to the termination of the Merger Agreement, in each case after it shall have been publicly disclosed that any person (other than Grantee or any subsidiary of Grantee) shall have (a) made, or disclosed an intention to make, a Transaction Proposal, or (b) filed an application or notice, whether in draft or final form, with a Governmental Entity for approval or consent to make or consummate a Transaction Proposal; or

                     (5)  the Issuer or its Board of Directors shall have
         (a) withdrawn, modified or amended in any respect adverse to Grantee the recommendation of Issuer's Board of Directors with respect to the Merger Agreement, (b) failed as promptly as practicable after the Form S-4 is declared effective to mail the Proxy Statement/ Prospectus to its stockholders, unless such failure was caused by the actions or inactions of Grantee or its representatives, or failed to include in such Proxy Statement/Prospectus the Company Board Recommendation or (c) resolved to take any of the foregoing actions; or

                     (6) the Merger Agreement shall have been terminated in accordance with its terms under any circumstances in which the Termination Fee is or, upon the occurrence of the events specified therein, would become payable as provided in Section 7.3(b) or 7.3(c) of the Merger Agreement.

As used in this Agreement, "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

                 iii. Issuer shall notify Grantee promptly in writing of the occurrence of any Purchase Event, it being understood that the giving of such notice by Issuer shall not be a condition to the right of Holder to exercise the Option.



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                 iv. In the event Holder wishes to exercise the Option, it
shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (1) the total number of Option Shares it intends to purchase pursuant to such exercise and (2) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"); provided that if the Closing cannot be consummated by reason of any applicable Law or the need to obtain any necessary approvals or consents of applicable Governmental Entities, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated; and provided, further, without limiting the foregoing, that if prior notification or application to, approval of or authorization by any Governmental Entity is required in connection with such purchase, Issuer shall use all reasonable efforts to cooperate with the Holder in the prompt filing of the required notice or application for approval or authorization, and the Closing shall occur immediately following the date on which such approvals have been obtained or any required notification or waiting periods have expired. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

                 v. Notwithstanding Section 3(d), in no event shall any Closing Date be more than 12 months after the related Notice Date, and if the Closing Date shall not have occurred within 12 months after the related Notice Date due to the failure to obtain any such required approval, the exercise of the Option effected on the Notice Date shall be deemed to have expired. In the event (1) Holder receives official notice that an approval of any Governmental Entity required for the purchase of Option Shares will not be issued or granted or (2) a Closing Date shall not have occurred within 12 months after the related Notice Date due to the failure to obtain any such required approval, Grantee shall be entitled to exercise the Option (whether or not the Option would have otherwise terminated) in connection with the resale of Issuer Common Stock or other securities pursuant to a registration statement as provided in Section 11. The provisions of this Section 3 and
Section 4 shall apply with appropriate adjustments to any such exercise.

                 d.  Payment and Delivery of Certificates.
                     ------------------------------------

                     i. On each Closing Date, Holder shall (1) pay to Issuer, in immediately available funds by wire transfer to a bank account designated by Issuer (provided that the failure or refusal of Issuer to designate a bank account shall not preclude the Holder from exercising the Option), an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date, and (2) present and surrender this Agreement to the Issuer at the address of the Issuer specified in Section 14(f).

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                     ii.  At each Closing, simultaneously with the delivery
of immediately available funds and surrender of this Agreement as provided in
Section 4(a), (1) Issuer shall deliver to Holder (a) a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all Liens and subject to no preemptive rights, and (b) if the Option is exercised in part only, an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Issuer Common Stock purchasable hereunder, and (2) Holder shall deliver to Issuer a letter agreeing that Holder shall not offer to sell or otherwise dispose of such Option Shares in violation of applicable federal and state law or of the provisions of this Agreement.

                     iii. In addition to any other legend that is required by applicable law, certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

         THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF FEBRUARY 15, 1999. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE SECRETARY OF THE ISSUER OF A WRITTEN REQUEST THEREFOR.

It is understood and agreed that (1) the portion of the above legend relating to the Securities Act shall be removed by delivery of substitute certificate(s) without such legend if such Option Shares have been registered pursuant to the Securities Act, such Option Shares have been sold in reliance on and in accordance with Rule 144 under the Securities Act or Holder shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act, (2) the reference to restrictions pursuant to this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Option Shares evidenced by certificate(s) containing such reference have been sold or transferred in compliance with the provisions of this Agreement under circumstances that do not require the retention of such reference and (3) such legend shall be removed in its entirety if the conditions in the preceding clauses (i) and
(ii) are both satisfied.

                     iv. Upon the giving by Holder to Issuer of the written notice of exercise of the Option provided for under Section 3(d), the tender of the applicable Purchase Price in immediately available funds and the tender of this Agreement to Issuer, Holder shall be deemed to be the holder of record of the shares of Issuer Common Stock issuable upon such exercise,

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notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Issuer Common Stock shall not then be actually delivered to Holder. Issuer shall pay all expenses, and any and all federal, foreign, state, and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 4(d) in the name of Holder or its assignee, transferee, or designee.

                     v. Issuer agrees (1) that it shall at all times maintain, free from Liens and preemptive or similar rights, sufficient authorized but unissued or treasury shares of Issuer Common Stock ("Available Authorized Shares") so that the Option may be exercised without additional authorization of Issuer Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Issuer Common Stock then outstanding, (2) that it will not, by charter amendment or through reorganization, recapitalization, consolidation, merger, dissolution, liquidation, spin-off, sale of assets or similar transaction, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, agreements, stipulations or conditions to be observed or performed hereunder by Issuer, (3) promptly to take all action as may from time to time be required (including (a) complying with all premerger notification, reporting and waiting period requirements and (b) in the event prior approval or authorization of or notice or application to any Governmental Entity is necessary before the Option may be exercised, cooperating fully with Holder in preparing such applications or notices and providing such information to such Governmental Entity as it may require) in order to permit Holder to exercise the Option and Issuer duly and effectively to issue shares of the Issuer Common Stock pursuant hereto, and (4) promptly to take all action provided herein to protect the rights of Holder against dilution. Notwithstanding the foregoing, it is understood that as of the date of this Agreement, Issuer does not have Available Authorized Shares sufficient to permit the exercise of the Option in full. Issuer covenants and agrees to use its best efforts to cause its Board of Directors to designate, in accordance with its certificate of incorporation and the DGCL, a series of preferred stock of Issuer having terms such that each 1/100 of a share of such preferred stock (a "Preferred Share") shall have voting, dividend and liquidation rights equivalent to one share of Issuer Common Stock. In the event of an exercise of the Option for a number of shares of Issuer Common Stock in excess of the number of Available Authorized Shares (such excess, the "Excess Shares"), Grantee shall be entitled to purchase a number of such Preferred Shares equal to the number of Excess Shares at a price per 1/100th of a Preferred Share equal to the Purchase Price. Any such Preferred Shares so issued pursuant to the terms hereof shall be "Option Shares" and shares of "Issuer Common Stock" for all purposes under this Agreement and all references herein to "Option Shares" and "Issuer Common Stock" shall include the Preferred Shares.


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                 e.  Representations and Warranties of Issuer.  Issuer hereby represents and warrants to Grantee (and Holder, if different than Grantee) as follows:

                     i. Corporate Authority. Issuer has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement and, subject to receiving any necessary approvals or authorizations from Governmental Entities, the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer, and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions so contemplated; this Agreement has been duly and validly executed and delivered by Issuer and (assuming due authorization, execution and delivery by Grantee) constitutes a valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except that
(1) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium or other similar laws, now or hereinafter in effect, affecting creditors' rights generally, and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                     ii.  Shares Reserved for Issuance; Capital Stock.
Issuer has taken all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms, will have reserved for issuance, upon the exercise of the Option, that number of shares of Issuer Common Stock (including Preferred Shares) equal to the maximum number of shares of Issuer Common Stock and other shares and securities which are at any time and from time to time purchasable upon exercise of the Option, and all such shares and other securities (including Preferred Shares), upon issuance pursuant to the Option, will be duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of all Liens (other than those created by this Agreement) and not subject to any preemptive or other similar rights.

                     iii. No Violations. The execution, delivery and performance of this Agreement does not and will not, and the consummation by Issuer of any of the transactions contemplated hereby will not, constitute or result in (a) a breach or violation of, or a default under, its certificate of incorporation or by-laws, or the comparable governing instruments of any of its subsidiaries, or (b) a breach or violation of, or a default under, any Company Agreement (with or without the giving of notice, the lapse of time or both) or under any Law or governmental or non-governmental permit or license to which it or any of its subsidiaries is subject, that would in any case


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give any other person the ability to prevent or enjoin Issuer's performance under this Agreement in any material respect.

                     iv. Board Action. The Board of Directors of Issuer has approved this Agreement and the consummation of the transactions contemplated hereby as required under Section 203 of the DGCL and any other applicable state takeover laws so that any such state takeover laws do not and will not apply to this Agreement or any of the transactions contemplated hereby (including the purchase of shares of Issuer Common Stock pursuant to this Agreement).

                     (e) Rights Amendment. The Company Rights Agreement has been amended to provide that neither Grantee nor any Holder will become an "Acquiring Person" and that no "Stock Acquisition Date" or "Distribution Date" (as such terms are defined in the Company Rights Agreement) will occur as a result of the approval, execution or delivery of this Agreement or the Merger Agreement or the consummation of the transactions contemplated hereby and thereby, including the acquisition of shares of Issuer Common Stock by Grantee or Holder pursuant to this Agreement.

                 f. Representations and Warranties of Grantee. Grantee hereby represents and warrants to Issuer as follows:

                     i. Corporate Authority. Grantee has full corporate power and authority to enter into this Agreement and, subject to obtaining the approvals referred to in this Agreement, to consummate the transactions contemplated by this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee; and this Agreement has been duly executed and delivered by Grantee and (assuming due authorization, execution and delivery by Issuer) constitutes a valid and binding obligation of the Grantee, enforceable against the Grantee in accordance with its terms.

                     ii. Purchase Not for Distribution. Any Option Shares or other securities acquired by Grantee or Holder upon exercise of the Option will not be taken with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

                 g.  Adjustment upon Changes in Issuer Capitalization, Etc.
                     ------------------------------------------------------

                     i. In the event of any change from time to time in Issuer Common Stock and any other shares or securities subject to the Option by reason of a stock dividend, subdivision, spinoff, stock split, split-up, merger, consolidation, recapitalization, combination, exchange of shares,

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distribution on or in respect of the Issuer Common Stock that would be prohibited under the terms of the Merger Agreement, or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Holder shall receive, upon exercise of the Option, the economic benefits provided hereunder, including the number and class of shares or other securities or property that Holder would have received in respect of Issuer Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of Issuer Common Stock are issued or otherwise become outstanding after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 7(a) or upon exercise of the Option) the number of shares of Issuer Common Stock subject to the Option shall be adjusted so that, after such issuance, it, together with any shares of Issuer Common Stock previously issued pursuant hereto, equals 10.1% of the number of shares of Issuer Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option. In the event that Issuer issues or agrees to issue any shares of Issuer Common Stock (other than as permitted by the Merger Agreement) at a price per share less than the Purchase Price (as theretofore adjusted pursuant to this Section 7) the Purchase Price shall be reduced to equal such lesser price. No provision of this Section 7 shall be deemed to affect or change, or constitute authorization for any violation of, any of the covenants, agreements, representations or warranties in the Merger Agreement.

                     ii. Without limiting the parties' relative rights, remedies, liabilities and obligations under the Merger Agreement or this Agreement, in the event that Issuer shall enter into an agreement (other than the Merger Agreement) (1) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (2) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Issuer Common Stock shall be changed into or exchanged for another class or series of stock or other securities of Issuer or any other person or cash or any other property or the outstanding shares of Issuer Common Stock immediately prior to such merger shall, after such merger, represent less than 75% of the outstanding shares and share equivalents having general voting power of the merged company, or (3) to sell or otherwise transfer all or substantially all of its assets or the assets of its subsidiaries taken as a whole, in one transaction or a series of related transactions, to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for,

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an option (the "Substitute Option"), at the election of Holder, of either
(x) the Acquiring Corporation (as hereinafter defined), (y) any person that controls the Acquiring Corporation, or (z) in the case of a merger described in clause (ii), Issuer (such person being referred to as "Substitute Option Issuer").

                     iii. The Substitute Option shall have the same terms as the Option, provided that, if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Holder, and provided, further that the Substitute Option shall be exercisable immediately upon issuance without the occurrence of a further Purchase Event. Substitute Option Issuer shall also enter into an agreement with Holder in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

                     iv. The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock (as hereinafter defined) as is equal to the Assigned Value (as hereinafter defined) multiplied by the number of shares of Issuer Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of the Substitute Option per share of Substitute Common Stock (the "Substitute Option Price") shall then be equal to the Purchase Price multiplied by a fraction in which the numerator is the number of shares of Issuer Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

                     v.   The following terms have the meanings indicated:

                          (1) "Acquiring Corporation" shall mean (x) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (y) Issuer in a merger in which Issuer is the continuing or surviving person, or (z) the transferee of all or substantially all of Issuer's assets (or the assets of its subsidiaries taken as a whole).

                          (2)     "Assigned Value" shall mean the highest of
         (w) the price per share of Issuer Common Stock at which a Tender Offer or an Exchange Offer therefor has been made, (x) the price per share of Issuer Common Stock to be paid by any third party pursuant to an agreement with Issuer, (y) the highest closing price for shares of Issuer Common Stock within the six-month period immediately preceding the date on which the merger, consolidation, asset sale or other transaction in question is consummated, and (z) in the event of a sale of all or substantially all of Issuer's assets (or of the assets of its subsidiaries as a whole) an amount equal to (I) the sum of the price paid in such sale for such assets and the current market

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         value of the remaining assets of Issuer, as determined by a nationally recognized investment banking firm selected by Holder, divided by (II) the number of shares of Issuer Common Stock outstanding at such time. In calculating the Assigned Value, in the event that a Tender Offer or an Exchange Offer is made for Issuer Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for Issuer Common Stock shall be determined by a nationally recognized investment banking firm selected by Holder.

                          (3) "Average Price" shall mean the average closing price of a share of Substitute Common Stock on the NYSE (or if such Substitute Common Stock is not listed on the NYSE, the average closing price on the National Association of Securities Dealers Automated Quotation System or, if the shares of Substitute Common Stock are not quoted thereon, the highest bid price per share as quoted on the principal trading market on which such shares are traded as reported by a recognized source) for the one year immediately preceding the date of consummation of the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, by the person merging into Issuer or by any company which controls such person, as Holder may elect.

                          (4) "Substitute Common Stock" shall mean the shares of capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or persons similarly responsible for the direction of the business and affairs) of the Substitute Option Issuer.

                     vi. In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 10.1% of the aggregate of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 10.1% of the aggregate of the shares of Substitute Common Stock but for the limitation in the first sentence of this
Section 7(f), Substitute Option Issuer shall make a cash payment to Holder equal to the excess of (1) the value of the Substitute Option without giving effect to the limitation in the first sentence of this Section 7(f) over
(2) the value of the Substitute Option after giving effect to the limitation in the first sentence of this Section 7(f). This difference in value shall be determined by a nationally-recognized investment banking firm selected by Holder.

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                     vii. Issuer shall not enter into any transaction
described in Section 7(b) unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder and take all other actions that may be necessary so that the provisions of this Section 7 are given full force and effect (including, without limitation, any action that may be necessary so that the holders of the other shares of common stock issued by Substitute Option Issuer are not entitled to exercise any rights by reason of the issuance or exercise of the Substitute Option and the shares of Substitute Common Stock are otherwise in no way distinguishable from or have lesser economic value (other than any diminution in value resulting from the fact that the Substitute Common Stock are restricted securities, as defined in Rule 144 under the Securities Act or any successor provision) than other shares of common stock issued by Substitute Option Issuer).

                 h.  Repurchase at the Option of Holder.
                     ----------------------------------

                     i. At the request of Holder at any time (1) commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d)) and ending 18 months immediately thereafter and (2) for 30 business days following the occurrence of either of the events set forth in clauses (i) and
(ii) of Section 3(e) (but solely as to shares of Issuer Common Stock with respect to which the required approval was not received, Issuer (or any successor) shall repurchase from Holder (x) the Option and (y) all shares of Issuer Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 8 is referred to as the "Request Date". Such repurchase shall be at an aggregate price (the "Section 8 Repurchase Consideration") equal to the sum of:

                          (1) the aggregate Purchase Price paid by Holder for any shares of Issuer Common Stock acquired pursuant to the Option with respect to which Holder then has beneficial ownership;

                          (2) the excess, if any, of (x) the Applicable Price (as defined below) for each share of Issuer Common Stock over
         (y) the Purchase Price (subject to adjustment pursuant to Section 7), multiplied by the number of shares of Issuer Common Stock with respect to which the Option has not been exercised; and

                          (3) the excess, if any, of the Applicable Price over the Purchase Price (subject to adjustment pursuant to Section 7) paid (or, in the case of Option Shares with respect to which the option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Issuer Common Stock with respect to which the Option has been exercised and with respect to which

         Holder then has beneficial ownership, multiplied by the number of such shares.

                     ii.  If Holder exercises its rights under this
Section 8, Issuer shall, within 5 business days after the Request Date, pay the Section 8 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Issuer the Option and the certificates evidencing the shares of Issuer Common Stock purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and the Option and that the same are then free and clear of all Liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any Governmental Entity is required in connection with the payment of all or any portion of the Section 8 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to Section 8, in whole or in part, or to require that Issuer deliver from time to time that portion of the Section 8 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval) and the period of time that would otherwise run pursuant to the preceding sentence for the payment of the portion of the Section 8 Repurchase Consideration shall run instead from the date on which, as the case may be, (1) any required notification period has expired or been terminated or (2) such approval has been obtained and, in either event, any requisite waiting period shall have passed. If any Governmental Entity disapproves of any part of Issuer's proposed repurchase pursuant to this Section 8, Issuer shall promptly give notice of such fact to Holder. If any Governmental Entity prohibits the repurchase (and Issuer hereby undertakes to use all reasonable efforts to obtain all required approvals from Governmental Entities to accomplish such repurchase) in part but not in whole, then Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Governmental Entity, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the sum of the number of shares covered by the Option in respect of which payment has been made pursuant to Section 8(a)(ii) and the number of shares covered by the portion of the Option (if any) that has been repurchased; whereupon, in the case of clause (ii), Issuer shall promptly (x) deliver to the Holder that portion of the Section 8 Repurchase Consideration Price that Issuer is not prohibited from delivering and (y) deliver to the Holder, as appropriate, either (a) a new Agreement evidencing the right of the Holder to purchase that number of shares of Issuer Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Section 8 Repurchase Consideration less the portion thereof theretofore delivered to the Holder and the denominator of which is the Section 8 Repurchase Consideration, or (b) a certificate for the Option Shares it is then so prohibited from repurchasing; provided, that if the Option shall have terminated prior to the date of such notice or shall be scheduled to terminate at any time before the expiration of a period ending on the thirtieth business day after such date, Holder shall nonetheless have the right so to exercise the Option or exercise its rights under Section 9 until the expiration of such period of 30 business days. Holder shall notify Issuer of its determination under the preceding sentence within 10 business days of receipt of notice of disapproval of the repurchase.

                     iii. For purposes of this Agreement, the "Applicable Price" means the highest of (1) the highest price per share of Issuer Common Stock paid for any such share by the person or groups described in
Section 8(d)(i), (2) the price per share of Issuer Common Stock received by holders of Issuer Common Stock in connection with any merger or other business combination transaction described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii), and (3) the highest closing sales price per share of Issuer Common Stock quoted on the NYSE (or if Issuer Common Stock is not listed on the NYSE, the highest closing price per share as quoted on the Nasdaq National Market System or, if the shares of Issuer Common Stock are not quoted thereon, the highest bid price per share as quoted on the principal trading market in which such shares are traded as reported by a recognized source) during the 40 business days preceding the Request Date; provided, however, that in the event of a sale of less than all of Issuer's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by Holder, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder, which determination shall be conclusive for all purposes of this Agreement.

                     iv.  As used herein, a "Repurchase Event" shall occur if
(1) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 35% or more of the then outstanding shares of Issuer Common Stock, (2) any of the transactions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) has been consummated or (3) Issuer has entered into an agreement pursuant to which any of the transactions described in
Section 7(b)(i), 7(b)(ii) or 7(b)(iii) could or will be consummated.

                 i.  Repurchase of Substitute Option.
                     -------------------------------

                     i. At the request of Holder at any time (1) commencing upon the first occurrence of a Substitute Repurchase Event (as defined in Section 9(d)) and ending 18 months immediately thereafter and (2) for 30 business days following the occurrence of either of the events set forth in clauses (i) and (ii) of Section 3(e) (but solely as to shares of Substitute Common Stock with respect to which the required approval was not received), Substitute Option Issuer (or any successor) shall repurchase from Holder (x) the Option and (y) all shares of Substitute Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this
Section 9 is referred to as the "Section 9 Request Date". Such repurchase shall be at an aggregate price (the "Section 9 Repurchase Consideration") equal to the sum of:

                          (1) the aggregate Purchase Price paid by Holder for any shares of Substitute Common Stock acquired pursuant to the Substitute Option with respect to which Holder then has beneficial ownership;

                          (2) the excess, if any, of (x) the Substitute Applicable Price (as defined below) for each share of Substitute Common Stock over (y) the Purchase Price (subject to adjustment pursuant to Section 7), multiplied by the number of shares of Substitute Common Stock with respect to which the Substitute Option has not been exercised; and

                          (3) the excess, if any, of the Substitute Applicable Price over the Purchase Price (subject to adjustment pursuant to Section 7) paid (or, in the case of Option Shares (for purposes of this Agreement, Option Shares shall include shares of Substitute Common Stock and related securities subject to the Substitute Option) with respect to which the Substitute Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Substitute Common Stock with respect to which the Substitute Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

                     ii.  If Holder exercises its rights under this
Section 9, Substitute Option Issuer shall, within 5 business days after the
Section 9 Request Date, pay the Section 9 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Substitute Option Issuer the Substitute Option and the certificates evidencing the shares of Substitute Common Stock purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and the Substitute Option and that the same are then free and clear of all Liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any Governmental Entity is required in connection with the payment of all or any portion of the Section 9 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to Section 9, in whole or in part, or to require that Substitute Option Issuer deliver from time to time that portion of the
Section 9 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval) and the period of time that would otherwise run pursuant to the preceding sentence for the payment of the portion of the Section 9 Repurchase Consideration shall run instead from the date on which, as the case may be,
(1) any required notification period has expired or been terminated or
(2) such approval has been obtained and, in either event, any requisite waiting period shall have passed. If any Governmental Entity disapproves of any part of Substitute Option Issuer's proposed repurchase pursuant to this
Section 9, Substitute Option Issuer shall promptly give notice of such fact to Holder (such notice a "Notice of Disapproval"). If any Governmental Entity prohibits the repurchase (and Substitute Option Issuer hereby undertakes to use all reasonable efforts to obtain all required approvals from Governmental Entities to accomplish such repurchase) in part but not in whole, then Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Governmental Entity, determine whether the repurchase should apply to the Substitute Option and/or Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Substitute Option as to the number of Option Shares for which the Substitute Option was exercisable at the Section 9 Request Date less the sum of the number of shares covered by the Substitute Option in respect of which payment has been made pursuant to Section 9(a)(ii) and the number of shares covered by the portion of the Substitute Option (if any) that has been repurchased; whereupon, in the case of clause (ii), Substitute Option Issuer shall promptly (x) deliver to the Holder that portion of the Section 9 Repurchase Consideration Price that Substitute Option Issuer is not prohibited from delivering and (y) deliver to the Holder, as appropriate, either (a) a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Substitute Common Stock obtained by multiplying the number of shares of Substitute Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the
Section 9 Repurchase Consideration less the portion thereof theretofore delivered to the Holder and the denominator of which is the Section 9 Repurchase Consideration or (b) a certificate for the Option Shares it is then so prohibited from repurchasing; provided, further, that if the Substitute Option shall have terminated prior to the date of such notice or shall be scheduled to terminate at any time before the expiration of a period ending on the thirtieth business day after such date, Grantee shall nonetheless have the right so to exercise the Substitute Option or exercise its rights under Section 9 until the expiration of such period of 30 business days. Holder shall notify Substitute Option Issuer of its determination under the preceding sentence within ten business days of receipt of Notice of Disapproval of the repurchase.

                     iii. For purposes of this Agreement, the "Substitute Applicable Price" means the highest of (1) the highest price per share of Substitute Common Stock paid for any such share by the person or groups described in Section 9(d)(i), (2) the price per share of Substitute Common Stock received by holders of Substitute Common Stock in connection with any merger or other business combination transaction described in
Section 7(b)(i), 7(b)(ii) or 7(b)(iii), or (3) the highest closing sales price per share of Substitute Common Stock quoted on the NYSE (or if the Substitute Common Stock is not listed on the NYSE, the highest closing price per share as quoted the Nasdaq NMS or, if the shares of Substitute Common Stock are not quoted thereon, the highest bid price on the principal trading market in which such shares are traded by a recognized source) during the 40 business days preceding the Section 9 Request Date; provided, however, that in the event of a sale of less than all of Substitute Option Issuer's assets, the Substitute Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Substitute Option Issuer as determined by a nationally recognized investment banking firm selected by Holder, divided by the number of shares of the Substitute Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder, which determination shall be conclusive for all purposes of this Agreement.

                     iv. As used herein, a "Substitute Repurchase Event" shall occur if (1) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, 35% or more of the then outstanding shares of Substitute Common Stock, (2) any of the transactions described in
Section 7(b)(i), 7(b)(ii) or 7(b)(iii) has been consummated or (3) Substitute Option Issuer has entered into an agreement pursuant to which any of the transactions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) could or will be consummated. If the consideration paid or to be paid to holders of Substitute Common Stock in the transactions referred to in either of the foregoing clauses (i) or (ii) shall be other than cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder, which determination shall be conclusive for all purposes of this Agreement.

                     v. All references to "Issuer", "Issuer Common Stock" and "Section 8" contained herein shall also be deemed to be references to "Substitute Option Issuer," "Substitute Common Stock" and "Section 9" respectively.

                 j. Right of First Refusal. If, within one year after the Closing Date (but not thereafter), Grantee proposes to sell all or any part of the Option Shares in a transaction not required to be registered under the Securities Act (other than in a transfer by operation of law upon consummation of a merger or consolidation, in a tender or exchange offer or in a sale under Rule 144 or a successor provision under the Securities Act), it shall give Issuer the opportunity, in the following manner, to purchase such Option Shares:

                     i. Grantee shall give notice to Issuer in writing of its intent to sell Option Shares (a "Disposition Notice"), specifying the number of Option Shares to be sold, the price and the material terms of any agreement relating thereto. The Disposition Notice may be given at any time.

                     ii. Issuer shall have the right, exercisable by written notice given to Grantee within 5 business days after receipt of a Disposition Notice, to purchase all, but not less than all, of the Option Shares specified in the Disposition Notice at the price set forth in the Disposition Notice. If the purchase price specified in the Disposition Notice includes any property other than cash, the purchase price to be paid by Issuer shall be an amount of cash equal to the sum of (1) the cash included in the purchase price plus (2) the fair market value of such other property at the date of the Disposition Notice. If such other property consists of securities with an existing public trading market, the average of the last sale prices for such securities on the five trading days ending five days prior to the date of the Disposition Notice shall be used as the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and at the time of the closing referred to in paragraph (c) below, agreement on the value of such other property has not been reached, the average of the closing prices for the Issuer's common stock on the five trading days ending five days prior to the date of the Disposition Notice shall be used as the per share purchase price; provided, however, that promptly after the closing, Grantee and Issuer or its designee, as the case may be, shall settle any

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

additional amounts to be paid or returned as a result of the determination of fair market value of such other property made by a nationally recognized investment banking firm selected by Issuer and approved by Grantee within 30 days of the closing. Such determination shall be final and binding on all parties hereto.

                     iii. If Issuer exercises its right of first refusal hereunder, the closing of the purchase of the Option Shares with respect to which such right has been exercised shall take place within five business days after the notice of such exercise; provided, however, that at any time prior to the closing of the purchase of Option Shares hereunder, Grantee may determine not to sell the Option Shares and revoke the Disposition Notice and, by so doing, cancel Issuer's right of first refusal with respect thereto. Issuer shall pay for the Option Shares in immediately available funds.

                     iv. If Issuer does not exercise its right of first refusal hereunder within the time specified for such exercise, Grantee shall be free for 90 days following the expiration of such time for exercise to sell or enter into an agreement to sell the Option Shares specified in the Disposition Notice, at the price specified in the Disposition Notice or any price in excess thereof and otherwise on substantially the same terms set forth in the Disposition Notice; provided, that if such sale is not consummated within such 90-day period (unless the approval or consent of a Governmental Entity is required to consummate such sale, in which case the 90-day period shall not be deemed to have expired until after such approval or consent shall have been granted), then the provisions of this Section 10 will again apply to the sale of such Option Shares.

                 k.  Registration Rights.
                     -------------------

                     i. Demand Registration Rights. Issuer shall, subject to the conditions of Section 11(c) below, if requested by any Holder, including Grantee and any permitted transferee ("Selling Stockholder"), as expeditiously as possible prepare, file and keep current a registration statement under the Securities Act if such registration is necessary in order to permit the sale or other disposition of any or all shares of Issuer Common Stock or other securities that have been acquired by or are issuable to the Selling Stockholder upon exercise of the Option in accordance with the intended method of sale or other disposition stated by the Selling Stockholder in such request, including, without limitation, a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision, and Issuer shall use its best efforts to qualify such shares or other securities for sale under any applicable state securities laws.

                     ii. Piggyback Registration Rights. If Issuer at any time after the exercise of the Option proposes to register any shares of Issuer Common Stock under the Securities Act in connection with an underwritten public offering of such Issuer Common Stock, Issuer will promptly give written notice to the Selling Stockholders of its intention to do so and, upon the written request of any Selling Stockholder given within 30 days after receipt of any such notice (which request shall specify the number of shares of Issuer Common Stock intended to be included in such underwritten public offering by the Selling Stockholder), Issuer will cause all such shares for which a Selling Stockholder requests participation in such registration, to be so registered and included in such underwritten public offering; provided, however, that Issuer may elect to not cause such shares to be so registered (1) if in the reasonable good faith opinion of the underwriters for such offering, the inclusion of all such shares by the Selling Stockholder would materially interfere with the marketing of such offering (in which case Issuer shall register as many shares as possible without materially interfering with the marketing of the offering), or (2) in the case of a registration solely to implement an employee benefit plan or a registration filed on Form S-4 of the Securities Act or any successor Form. If some but not all the shares of Issuer Common Stock with respect to which Issuer shall have received requests for registration pursuant to this
Section 11(b) shall be excluded from such registration, Issuer shall make appropriate allocation of shares to be registered among the Selling Stockholders desiring to register their shares pro rata in the proportion that the number of shares requested to be registered by each such Selling Stockholder bears to the total number of shares requested to be registered by all such Selling Stockholders then desiring to have Issuer Common Stock registered for sale.

                     iii. Conditions to Required Registration. Issuer shall use all reasonable efforts to cause each registration statement referred to in Section 11(a) above to become effective and to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective; provided, however, that Issuer may delay any registration of Option Shares required pursuant to Section 11(a) above for a period not exceeding 90 days provided Issuer shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of other securities by Issuer, and Issuer shall not be required to register Option Shares under the Securities Act pursuant to
Section 11(a) above:

                          (1) prior to the earliest of 1) termination of the Merger Agreement pursuant to Article VII thereof, 2) failure to obtain the Company Stockholder Approval, and 3) a Purchase Event;

                          (2)     on more than two occasions during any
         calendar year;

                          (3) within 90 days after the effective date of a registration referred to in Section 11(b) above pursuant to which the Selling Stockholder or Selling Stockholders concerned were afforded the opportunity to register such shares under the Securities Act and such shares were registered as requested;

                          (4) unless a request therefor is made to Issuer by Selling Stockholders that hold at least 25% or more of the aggregate number of Option Shares (including shares of Issuer Common Stock and other securities issuable upon exercise of the Option) then outstanding; and

                          (5) after such date as all the Option Shares may be resold in one transaction pursuant to Rule 144 of the Securities Act (or any successor or similar rule or act).

                 In addition to the foregoing, Issuer shall not be required to maintain the effectiveness of any registration statement after the expiration of one year from the effective date of such registration statement. Issuer shall use all reasonable efforts to make any filings, and take all steps, under all applicable state securities laws to the extent necessary to permit the sale or other disposition of the Option Shares so registered in accordance with the intended method of distribution for such shares; provided, however, that Issuer shall not be required to consent to general jurisdiction or qualify to do business in any state where it is not otherwise required to so consent to such jurisdiction or to so qualify to do business. If requested by any such Holder in connection with such registration, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in secondary offering underwriting agreements. Upon receiving any request under this Section 11 from any Holder, Issuer agrees to send a copy thereof to any other person known to Issuer to be entitled to registration rights under this Section 11, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies.

                     iv. Expenses. Except where applicable state law prohibits such payments, Issuer will pay all expenses (including, without limitation, registration fees, qualification fees, blue sky fees and expenses (including the fees and expenses of counsel), legal fees and expenses, including the reasonable fees and expenses of one counsel to the holders whose Option Shares are being registered, printing expenses and the costs of special audits or "cold comfort" letters, expenses of underwriters, excluding discounts and commissions but including liability insurance if Issuer so desires or the underwriters so require, and the reasonable fees and expenses of any necessary special experts) in connection with each registration pursuant to Section 11(a) or 11(b) above (including the related offerings and sales by holders of Option Shares) and all other qualifications, notifications or exemptions pursuant to Section 11(a) or 11(b) above.

                     v. Indemnification. In connection with any registration under Section 11(a) or 11(b) above Issuer hereby indemnifies the Selling Stockholders, and each underwriter thereof, including each person, if any, who controls such holder or underwriter within the meaning of Section 15 of the Securities Act, against all expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expenses, losses, claims, damages or liabilities of such indemnified party are caused by any untrue statement or alleged untrue statement that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon and in conformity with, information furnished in writing to Issuer by such indemnified party expressly for use therein, and Issuer and each officer, director and controlling person of Issuer shall be indemnified by each such Selling Stockholder, or by such underwriter, as the case may be, for all such expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement, that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon, and in conformity with, information furnished in writing to Issuer by such Selling Stockholder or such underwriter, as the case may be, expressly for such use.

                 Promptly upon receipt by a party indemnified under this
Section 11(e) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 11(e), such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may otherwise have to any indemnified party under this Section 11(e) unless the failure so to notify the indemnified party results in substantial prejudice thereto. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (1) the indemnifying party either agrees to pay the same, (2) the indemnifying party fails to assume the defense of such action with counsel satisfactory to the indemnified party, or (3) the indemnified party has been advised by counsel that one or more legal defenses may be available to the indemnifying party that may be contrary to the interest of the indemnified party, in which case the indemnifying party shall be entitled to assume the defense of such action notwithstanding its obligation to bear fees and expenses of such counsel. No indemnifying party shall be liable for any settlement entered into without its consent, which consent may not be unreasonably withheld.

                 If the indemnification provided for in this Section 11(e) is unavailable to a party otherwise entitled to be indemnified in respect of any expenses, losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such party otherwise entitled to be indemnified, shall contribute to the amount paid or payable by such party to be indemnified as a result of such expenses, losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by Issuer, the Selling Stockholders and the underwriters from the offering of the securities and also the relative fault of Issuer, the Selling Stockholders and the underwriters in connection with the statements or omissions which resulted in such expenses, losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the expenses, losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim; provided, however, that in no case shall any Selling Stockholder be responsible, in the aggregate, for any amount in excess of the net offering proceeds attributable to its Option Shares included in the offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any obligation by any holder to indemnify shall be several and not joint with other holders.

                 In connection with any registration pursuant to
Section 11(a) or 11(b) above, Issuer and each Selling Stockholder (other than Grantee) shall enter into an agreement containing the indemnification provisions of this Section 11(e).

                     vi. Miscellaneous Reporting. Issuer shall comply with all reporting requirements and will do all such other things as may be necessary to permit the expeditious sale at any time of any Option Shares by the Selling Stockholders thereof in accordance with and to the extent permitted by any rule or regulation promulgated by the SEC from time to time, including, without limitation, Rule 144. Issuer shall at its expense provide

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

the Selling Stockholders with any information necessary in connection with the completion and filing of any reports or forms required to be filed by them under the Securities Act or the Exchange Act, or required pursuant to any state securities laws or the rules of the NASD or any stock exchange.

                     vii. Issue Taxes. Issuer will pay all stamp taxes in connection with the issuance and the sale of the Option Shares and in connection with the exercise of the Option, and will save the Selling Stockholders harmless, without limitation as to time, against any and all liabilities with respect to all such taxes.

                 l. Quotation: Listing. If Issuer Common Stock or any other securities to be acquired in connection with the exercise of the Option are then authorized for quotation or trading or listing on the NYSE, the Nasdaq NMS or any other securities exchange or securities quotation system, Issuer, upon the request of Holder, will promptly file an application, if required, to authorize for quotation or trading or listing the shares of Issuer Common Stock or any other securities (including Preferred Shares) to be acquired upon exercise of the Option on the NYSE, the Nasdaq NMS or such other securities exchange or securities quotation system and will use all reasonable efforts to obtain approval, if required, of such quotation or listing as soon as practicable.

                 m. Division of Option. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of Holder, upon presentation and surrender of this Agreement at the principal office of Issuer, for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Issuer Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Stock Option Agreement and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

                 n. Limitation of Grantee Profit. i. Notwithstanding any other provision herein, in no event shall Grantee's Total Profit (as defined below) exceed $38,000,000, exclusive of any reimbursement of expenses pursuant to Section 7.3 of the Merger Agreement (the "Maximum Profit"), and, if it otherwise would exceed such amount, Grantee, at its sole discretion, shall either (1) reduce the number of shares subject to the Option (and any

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

Substitute Option), (2) deliver to Issuer, or the Substitute Issuer, as the case may be, for cancellation shares of Issuer Common Stock or Substitute Common Stock, as the case may be (or other securities into which such Option Shares are converted or exchanged), (3) pay cash to Issuer, or the Substitute Issuer, as the case may be, or (4) any combination of the foregoing, so that Grantee's actually realized Total Profit shall not exceed the Maximum Profit after taking into account the foregoing actions.

                 ii. For purposes of this Agreement, "Total Profit" shall mean: (1) the aggregate amount of (a) the excess of (x) the net cash amounts received by Grantee pursuant to a sale of Option Shares (or securities into which such shares are converted or exchanged) to any unaffiliated third party within 12 months after the exercise of the Option, over (y) the Grantee's aggregate purchase price for such Option Shares (or other securities), plus
(b) all amounts received by Grantee on the transfer of the Option (including pursuant to Section 8), plus (c) all equivalent amounts with respect to the Substitute Option (including pursuant to Section 9), plus (d) all amounts received by Grantee pursuant to Section 7.3 of the Merger Agreement (other than reimbursement in respect of Expenses), minus (2) all amounts of cash previously paid to Issuer pursuant to this Section 14 plus the value of the Option Shares (or other securities) previously delivered to Issuer for cancellation pursuant to this Section 14.

                 iii. Notwithstanding any other provision of this Agreement, nothing in this Agreement shall affect the ability of Grantee to receive, nor relieve Issuer's obligation to pay, any payment provided for in Section 7.3 of the Merger Agreement; provided that if and to the extent the Total Profit received by Grantee would exceed the Maximum Profit following receipt of such payment, Grantee shall be obligated to comply with the terms of Section 14(a) within 30 days of the latest of (1) the date of receipt of such payment,
(2) the date of receipt of the net cash by Grantee pursuant to the sale of Option Shares (or securities into which such Option Shares are converted or exchanged) to any unaffiliated party within 12 months after the exercise of this Option with respect to such Option Shares, (3) the date of receipt of net cash from the disposition of the Option or Substitute Option, as the case may be, and (4) the date of receipt of equivalent amounts pursuant to the sale of the Substitute Option or shares of Substitute Common Stock (or other securities into which such Substitute Common Stock is converted or exchanged).

                 iv. For purposes of paragraph (a) of this Section and clause (b)(ii) of this Section, the value of any Option Shares delivered to Issuer shall be the Assigned Value of such Option Shares and the value of any Substitute Common Stock delivered to Substitute Issuer shall be the Substitute Applicable Price of such Substitute Common Stock.

                 o.  Miscellaneous.
                     -------------

                     i. Expenses. Except as otherwise provided herein or in the Merger Agreement, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including, without limitation, fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

                     ii. Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights. No single or partial exercise of any right, remedy, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any waiver shall be effective only in the specific instance and for the specific purpose for which given and shall not constitute a waiver to any subsequent or other exercise of any right, remedy, power or privilege hereunder.

                     iii. Entire Agreement: No Third-Party Beneficiaries; Severability. This Agreement, together with the Merger Agreement and the other documents and instruments referred to herein and therein, between Grantee and Issuer (1) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (2) is not intended to confer upon any person other than the parties hereto or their respective successors and assigns (other than any transferees of the Option Shares or any permitted transferee of this Agreement pursuant to Section 15(h)) any rights, remedies, obligations or liabilities hereunder. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected impaired or invalidated. If for any reason such court or Governmental Entity determines that the Option does not permit Holder to acquire, or does not require Issuer to repurchase, the full number of shares of Issuer Common Stock as provided in Section 2 (as may be adjusted herein), it is the express intention of Issuer to allow Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible without any amendment or modification hereof.

                     iv. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

                     v. Descriptive Headings. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                     vi. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the addresses set forth in the Merger Agreement (or at such other address for a party as shall be specified by like notice).

                     vii. Counterparts. This Agreement and any amendments hereto may be executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed, it being understood that both parties need not sign the same counterpart.

                     viii. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Holder may assign this Agreement to a wholly-owned subsidiary of Holder and Holder may assign its rights hereunder in whole or in part after the occurrence of a Purchase Event. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                     ix. Further Assurances. In the event of any exercise of the Option by the Holder, Issuer and the Holder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

                     x. Specific Performance. The parties hereto agree that this Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

                     xi. Rights Plan. Until the Option has been exercised or terminated in full and Grantee or Holder no longer holds any Option Shares, Issuer shall not amend, modify or waive any provision of the Company

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

Rights Agreement or take any other action which would cause Grantee or Holder to be an "Acquiring Person", or which would cause a "Stock Acquisition Date" or "Distribution Date", or any event specified in Section 11 or 13 of the Company Rights Agreement or any similar event with respect to the Company Rights to occur, by reason of the existence or exercise (in whole or in part) of the Option, the beneficial ownership by Grantee or Holder or any of their respective "Affiliates" or "Associates" of any of the Option Shares, or the consummation of the other transactions contemplated hereby (all terms in quotes are used as defined in the Company Rights Agreement). This covenant shall also apply to any Substitute Option or shares of Substitute Common Stock issued in respect thereof, and to any securities into which any Option Shares or Substitute Common Stock are converted or exchanged.

                     xii. Consent to Jurisdiction and Service of Process.
Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated by this Agreement may be brought against any of the parties in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereto consents to the non-exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world and, without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 8.4 of the Merger Agreement, together with written notice of such service to such party shall be deemed effective service of process upon such party.

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

                 IN WITNESS WHEREOF, Issuer and Grantee have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.

                                  NAC RE CORP.

                                  By:   /s/ Nicholas M. Brown, Jr.
                                     ---------------------------------------
                                     Name:   Nicholas M. Brown, Jr.
                                     Title:  President and Chief Executive
                                             Officer


                                  XL CAPITAL LTD

                                  By:   /s/ Brian M. O'Hara
                                     ---------------------------------------
                                     Name:   Brian M. O'Hara
                                     Title:  President and Chief Executive
                                             Officer